UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2009

HOMEOWNERS CHOICE, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

2340 Drew Street, Suite 200 Clearwater, Florida	33765
(Address of Principal Executive Offices)	(Zip Code)

(727) 213-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events.

On October 13, 2009, Homeowners Choice, Inc. (“Homeowners”) issued a press release announcing its proposal for a business combination with 21st Century Holding Company (“21st Century”). The proposal was communicated in a letter dated October 12, 2009 from Paresh Patel, the Chairman of Homeowners’ Board of Directors, to Bruce Simberg, the Chairman of 21st Century’s Board of Directors. The press release announcing the proposal, including the full text of the proposal letter delivered to Mr. Simberg, is attached as Exhibit 99.1 to this Current Report of Form 8-K and is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

99.1	Homeowners Choice, Inc. press release, dated October 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2009

HOMEOWNERS CHOICE, INC.

By:	/s/ RICHARD R. ALLEN
Name:	Richard R. Allen
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Homeowners Choice, Inc. press release, dated October 13, 2009.